UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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vTv Therapeutics Inc.

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vTv Therapeutics P.O. Box 8016, Cary, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials for vTv Therapeutics Inc. Stockholders Meeting to be held on May 03, 2021 For Stockholders as of March 08, 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  This is not a ballot.  You cannot use this notice to vote your shares.  We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials go to: www.proxydocs.com/VTVT To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.  Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.  CONTROL NUMBER For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/VTVT Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one.  There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 23, 2021  To order paper materials, use one of the following methods. INTERNET www.investorelections.com/VTVT TELEPHONE (866) 648-8133 * E-MAIL paper@investorelections.com/VTVT When requesting via the internet or telephone you will need the 12 digit control number in the shaded box above. * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with you e-mail requesting material.  vTv Therapeutics Inc. Meeting Information Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report or Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Monday, May 03, 2021 Time: 09:00 AM, Local Time Place: Annual Meeting to be held live via the Internet – please visit www.proxydocs.com/VTVT for more details. You must pre-register to attend the meeting online and/or participate at the email address indicated.  SEE REVERSE FOR FULL AGENDA Copyright © 2021 Median Communications Inc. All Rights Reserved

vTv Therapeutics Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3 PROPOSAL 1. To elect six director nominees to serve until our next annual meeting or until their successors have been elected and qualified: 1.01 Robin E. Abrams 1.02 John A. Fry 1.03 Hersh Kozlov 1.04 Richard S. Nelson 1.05 Noel J. Spiegel 1.06 Howard L. Weiner 2. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A Common Stock. 3. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.